Exhibit 99.4

CBRE Capital Markets Brian Stoffers President

Where Are We Now? US Investment Market 3Q09 YTD market wide sales volume off 91.3% vs 3Q07 YTD Peak 3Q market wide sales volume fell 73% from a year ago to $32.6 billion Asset values down 20-50% CMBS Maturities growing, coming under stress – loan extensions increasingly common Owners are generally unwilling to sell at current values/bids Higher yields on “core properties” beginning to fit “value add” parameters US Debt Market Spreads on commercial 350+/- over 10-year treasury with 60-65% LTV and little I/O Fannie / Freddie 5-6% - 65-70% LTV and little I/O TALF II tailored to reinvigorate the commercial CMBS market – many issues but driving spreads lower Source: Real Capital Analytics

Where Are We Now? Buyer/Seller Pension Advisors and REITs largely on sidelines Buyers are largely private capital, selected value add funds, non-traded REITs and foreigners Distressed, smaller assets (under $25 million), residential, and assets with reasonable in-place debt are most likely to trade The Returns 7.1% Multi-Housing 8.5% Industrial 7.9% Retail 8.3% Office 3Q 2009 Average Cap Rates Source: Real Capital Analytics

Debt Spawns and Stalls Activity Commercial Real Estate Transaction Volume Source: Real Capital Analytics, Commercial Mortgage Alert $0 $50,000,000,000 $100,000,000,000 $150,000,000,000 $200,000,000,000 $250,000,000,000 $300,000,000,000 $350,000,000,000 $400,000,000,000 $450,000,000,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD Value w/o privatization w/privatization US CMBS

Q3 2009 U.S. CBRE Capital Markets Activity Capital Markets Activity -67.0 $8.8B $2.9B Total Capital Markets Activity -55.2 $2.9B $1.3B Loan Origination Volume -72.9 $5.9B $1.6B Investment Sales Volume % Change Q3 2008 Q3 2009 Loan Servicing -7.0 $64.0 B $59.4B Total Loan Servicing* * Reflects loans serviced by GEMSA, a joint venture between CBRE Capital Markets and GE Capital Real Estate Source: Investment Sales numbers from Real Capital Analytics Direct Lending Production Fannie/Freddie/FHA $2.5 B Year-to-Date

CBRE’s U.S. Capital Markets Activity Levels -85.7 0.7 0.1 Land -68.4 30.7 9.7 Total Capital Markets Activity -48.2 8.5 4.4 Loan Origination Volume -76.1 22.2 5.3 Investment Sales Volume -66.7 0.3 0.1 Hotels -68.3 6.0 1.9 Multi-Housing -78.9 3.8 0.8 Industrial -60.0 1.5 0.6 Retail -81.8 9.9 1.8 Office % chg Q3 08 YTD Q3 09 YTD Investment Sales ($ in billions) Source: Investment Sales data from Real Capital Analytics

Investment Sales Broker Rankings – Q3 2009 YTD All Property Types Source: Real Capital Analytics ($ in billions) 5.2 3.2 2.4 1.3 1.3 1.0 2.0 3.0 4.0 5.0 6.0 7.0 CB Richard Ellis Cushman & Wakefield Eastdil Secured Apt. Realty Advisors Marcus & Millichap

U.S. Commercial & Multifamily Debt Outstanding By Capital Source Total $3.5 Trillion Source: Mortgage Bankers Association September 2009 9% 6% 4% 21% 8% 5% 2% 45% Commercial Banks Life Insurance Companies Savings Institutions Agency- and GSE-back mortgage pods CMBS, CDO, and other ABS issues Other Government-sponsored enterprises State and Local Government

The Wave of Refinancings: Short-term Problems Loom Source: MBA Loan Maturity Survey, CBRE-EA Calculations * Does not include construction or land acquisition loans $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2009H2 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Later CMBS, CDO and ABS Commercial Banks/Thrifts Agencies Credit Companies, Other Life Insurance Companies GSEs Billions

Delinquencies Source: Mortgage Bankers Association 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 CMBS (30+ days and REO) Life Companies (60+ days) Fannie Mae (60+ days) Freddie Mac (60+ days) Banks & Thrifts (90+ days)

2009: What’s In & What’s Out Non-recourse Recourse Proforma DCR’s DCR’s In-Place Unlimited Float Floor Rates 100+/- Spreads 450+/- Spreads No Funded Escrow Reserves Funded in Cash Interest Only Amortization- 25-30 Year Schedule Securitized/Impersonal Servicer High Touch Loan Servicer Loan Brokerage Correspondent & Relationship Lending Inefficient Pricing of Capital Risk Based Pricing Cash Out Financing Equity In-Deal High Octane Capital Stack Conservative Leverage CMBS On-Book Lending OUT IN

Impact of De-Leveraging On CMBS Refinance Shortfall or Re-Cap Gap = $25 or 36% of Original Loan Deal at Refinance Capital Stack: Debt and Equity $ Deal at Origination Value Falls 25% Remaining Equity = $+5 Assume That New 60% LTV Debt Is Available Equity Debt Source: CBRE Econometric Advisors (formerly TWR) 100 90 80 70 60 50 40 30 20 10 0 Original Capital Stack New Capital Stack

Cap Rate by Property Type Source: CBRE Econometric Advisors (formerly TWR), Bureau of Labor Statistics National Average Cap Rates Cap Rate % Industrial Multi-Housing Office Retail

Transaction Volume – YTD Q3 2009 Source: Real Capital Analytics Transaction Volume By Buyer Crossborder Equity Fund Institutional Private Public User/Other Unknown 7% 6% 12% 53% 4% 13% 5%

Case Study: Duke Realty Trust Secured $270 million financing on behalf of Investment Grade REIT, Duke Realty Trust, from two lenders (3-tranches $114, $113 and $43 million) during Q1 2009. Setting: Jan-Mar 2009, Un-secured bond markets closed to REIT’s and secured lenders in full scale retreat from lending. Duke Realty concerned with closed markets and $300 million of 2009 and $700 million of 2010 maturities. In order to preserve better assets for 2nd and 3rd tranches, CBRE negotiated with lender to include 1.2 million SF of vacant industrial with a master-lease from the parent company of the borrower until the assets reached stabilized occupancy. Involved CBRE Valuation Services $270 Million Financing

Case Study: Social Security Center CBRE represented both seller (TransAmerica & Opus South) and buyer (Rainier Capital Management/Net Lease Capital Advisors) in $147 million sale 587,528 SF property occupied by Social Security Administration with 20-year lease term Largest office transaction in Southeastern US Q3 2009 YTD IP-IG team in Atlanta collaborated with IP Dallas office to execute transaction $147 Million Sale

Case Study: Aspen Crossing Aspen Crossing Apartments, a 192-unit garden apartment complex located in Maryland. CBRE D.C. Multi-housing and Debt & Equity Finance team’s collaborated to secure the $17.1 million permanent financing through Freddie Mac and $20.8 million sale. Contract to closing in 35 days due to the efficiencies of the integrated Investment Sales and Debt & Equity Finance platform. $20.8 Million Sale & $17.1 Million Financing

Case Study: RREEF Apartment Communities Arranged first mortgage refinancing totaling $103.7 million for four apartment communities in Colorado, Texas, and Washington. Arranged a $26.4 million, 10-year fixed rate loan with an interest rate of 5.79% for Bay Court at Harbour Pointe. CBRE arranged a $13.7 million, 10-year fixed rate loan with an interest rate of 5.79% for Monte Vista. $45 million, 10-year fixed rate loan with an interest rate of 5.79% for Manchester State Thomas. CBRE arranged a $18.5 million, 7-year Capped ARM loan with a starting interest rate of 4.1% and an internal cap of 7.00% for Hardrock Canyon. $103.7 Million Financing

Investment Banking – Broker/Dealer Opportunities in Distressed Assets Auction space Fannie Mae DUS / FHA business 2010 Initiatives